Horizon Tactical Fixed Income Fund (the “Fund”)

Supplement dated September 30, 2026

to the Summary Prospectuses and Prospectus

The Board of Trustees (the “Board”) of Horizon Funds, on behalf of its series Horizon Tactical Fixed Income Fund (the “Fund”) and upon the recommendation of Horizon Investments, LLC, the investment adviser of the Fund, has approved a plan to close and liquidate the Fund pursuant to the terms of a Plan of Liquidation (the “Liquidation Plan”). After considering a variety of factors, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.

The Fund currently anticipates paying a final liquidating distribution on or about November 30, 2026 (the date of the final distribution being referred to as the “Liquidation Date”), provided that the Fund may liquidate prior to November 30, 2026 in the event that all shares are redeemed prior to the planned Liquidation Date.

Pursuant to the Liquidation Plan, the Fund will convert all its portfolio securities and other assets into cash, cash equivalents and other liquid assets and reserve a portion of the proceeds to pay, or make reasonable provision to pay, all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Liquidation Plan. As a result of these costs, as well as potential market movements, shareholders may receive less than today’s net asset value per share. The Fund will depart from its stated investment objectives and policies as the Fund liquidates its holdings, which it may do as soon as practicable to effectuate an orderly liquidation in preparation for the final distribution to shareholders.

Effective as of the close of business on October 8, 2026, the Fund will no longer accept orders from new or existing investors to purchase Fund shares and exchanges into the Fund.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under the section of the Fund’s Prospectus entitled “How to Redeem Shares”. Shareholders may also exchange their shares into shares of another series of Horizon Funds, subject to any restrictions as described under the section of the Fund’s Prospectus entitled “How to Exchange Shares”. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund on the Liquidation Date. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund at the time of liquidation. The automatic redemption of the Fund’s shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. In general, redemptions of Fund shares are taxable events for shareholders. If you own Fund shares in a tax-deferred account, such as an individual retirement account (IRA) or a 401(k) or 403(b) account, you should consult with your tax adviser to determine the tax consequences of a Fund’s liquidation or an exchange or redemption of Fund shares. The Fund’s liquidation may be a taxable event to its shareholders. Please consult your tax advisor about the potential tax consequences.

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Please retain this supplement for your reference.